                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 20, 1999




                           ISIS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



    000-19125                                             33-0336973
(Commission File No.)                          (IRS Employer Identification No.)

                               2292 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
              (Address of principal executive offices and zip code)

                                 (760) 931-9200
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On April 20, 1999, Isis Pharmaceuticals, Inc., a Delaware corporation ("Isis" or the "Company") and Elan Corporation, plc ("Elan") formed a joint venture to develop technology for the formulation of oral oligonucleotide drugs. The joint venture, Orasense Ltd. ("Orasense"), a Bermuda limited company, is initially owned 80.1% by the Company and 19.9% by Elan. Isis and Elan each contributed rights certain to oral drug delivery technology to the joint venture. In addition, Isis contributed rights to a proprietary oligonucleotide, which will be the first candidate for oral formulation by Orasense. Isis and Elan will provide development and manufacturing services to Orasense and will be entitled to royalties on milestone payments and royalties received by Orasense for development of orally formulated oligonucleotide drugs. In the event that Isis enters into an agreement with Orasense for oral formulation of any Isis oligonucleotide drug, Isis will pay Orasense royalties and a portion of certain third party milestone payments with respect to the drug.

In connection with the joint venture, Elan International Services, Ltd. ("EIS") purchased $15 million of Common Stock of Isis at a premium. Isis also issued a warrant to EIS to purchase 215,000 shares of Isis Common Stock at $24.00 per share. EIS also purchased $12 million of Preferred Stock of Isis, which bears a 5% dividend payable in Preferred Stock and is convertible into Isis Common Stock at a specified premium or exchangeable for 30.1% ownership of Orasense. Isis contributed a portion of the funding to Orasense to pay license fees to Elan for certain of the technology contributed to the joint venture.

Until March 31, 2002, EIS will, at Isis' request, purchase convertible debt of Isis in an amount equal to Isis' share of budgeted funding for Orasense. The convertible debt will have a term of six years, bear interest at the rate of 12% and be convertible into Isis Common Stock at a premium. Isis may prepay the convertible debt in cash or Isis Common Stock. Isis will use the proceeds of the sale of the convertible debt to provide additional development funding to Orasense.

EIS will have certain registration rights with respect to the Isis Common Stock and the Isis Common Stock issuable upon conversion of the Preferred Stock, the warrant and the convertible debt.

As part of the transaction, the parties entered into several agreements, including a Subscription, Joint Development and Operating Agreement, Securities Purchase Agreement, Convertible Promissory Note, Registration Rights Agreements, Warrant and License Agreements, a copy of each of which is attached hereto as an exhibit and incorporated herein by reference.


                                       2.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Financial Statements of Businesses Acquired.

        Not applicable.

        (b)   Pro Forma Financial Information.

        Not applicable.

        (c)   Exhibits.

        Exhibit No.   Description
        -----------   -----------
               10.1*  Subscription, Joint Development and Operating Agreement,
                      dated April 20, 1999, by and among Registrant, Elan
                      Corporation, plc ("Elan"), Elan International Services,
                      Ltd. ("EIS"), and Orasense, Ltd. ("Orasense").

               10.2 Securities Purchase Agreement, dated April 20, 1999, by and between Registrant and EIS.

               10.3 Convertible Promissory Note, dated April 20, 1999, by and between Registrant and EIS.

               10.4   Warrant to Purchase Shares of Common Stock, dated April
                      20, 1999, by and between Registrant and EIS.

               10.5 Registration Rights Agreement, dated April 20, 1999, by and between Registrant and EIS.

               10.6 Registration Rights Agreement, dated April 20, 1999, by and among Registrant, EIS and Orasense.

               10.7*  License Agreement, dated April 20, 1999, by and between
                      Elan and Orasense.

               10.8*  License Agreement, dated April 20, 1999, by and between
                      Registrant and Orasense.

--------
    * Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.


                                       3.
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                           ISIS PHARMACEUTICALS, INC.
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ISIS PHARMACEUTICALS, INC.
                                          (Registrant)


Date:05/03/99                   By:  /s/ Stanley T. Crooke
                                    --------------------------------------------
                                    Stanley T. Crooke, M.D., Ph.D.
                                    Chairman of the Board and Chief Executive
                                    Officer (Principal Executive Officer)


Date:05/03/99                   By:  /s/ B. Lynne Parshall
                                    --------------------------------------------
                                    B. Lynne Parshall
                                    Executive Vice President and Chief Financial
                                    Officer (Principal Financial Officer)


                                       4.

                                INDEX TO EXHIBITS

        10.1*  Subscription, Joint Development and Operating Agreement, dated
               April 20, 1999, by and among Registrant, Elan Corporation, plc
               ("Elan"), Elan International Services, Ltd. ("EIS"), and
               Orasense, Ltd. ("Orasense").

        10.2 Securities Purchase Agreement, dated April 20, 1999, by and between Registrant and EIS.

        10.3   Convertible Promissory Note, dated April 20, 1999, by and between
               Registrant and EIS.

        10.4 Warrant to Purchase Shares of Common Stock, dated April 20, 1999, by and between Registrant and EIS.

        10.5 Registration Rights Agreement, dated April 20, 1999, by and between Registrant and EIS.

        10.6   Registration Rights Agreement, dated April 20, 1999, by and among
               Registrant, EIS and Orasense.

        10.7*  License Agreement, dated April 20, 1999, by and between Elan and
               Orasense.

        10.8*  License Agreement, dated April 20, 1999, by and between
               Registrant and Orasense.

----------
    * Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.